UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 6, 2020
(Earliest Event Date requiring this Report: May 6, 2020)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered under Section 12(b) of Exchange Act:

Title of Class of Securities	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   [_]

Item 8.01. Other Matters. Due to the  outbreak and impact of the coronavirus disease  (“COVID-19”) on the conduct of the financial review and related work for the fiscal quarter ended March 31, 2020, by Capstone Companies, Inc., a Florida corporation, (the “Company,” “our,” or “us”), the Company is filing this current report on Form 8-K to avail itself of an extension to file its Form 10-Q Quarterly Report for the fiscal quarter ended March 31, 2020 (“Form 10-Q”),  which filing is originally due for filing with the SEC on May 15, 2020, under an order issued by the SEC under Section 36 of the Securities Exchange Act of 1934 on March 25, 2020, (SEC Release No. 34-88318) granting 45-day delayed filing relief to certain public companies affected by COVID-19 (“SEC Order”).

The impact of COVID-19 on the Company has been all Company personnel working remotely from home and avoiding face-to-face meetings as recommended by the Center for Disease Control and Prevention or “CDC.” All corporate records and files necessary for review are at Company offices and not with personnel working remotely.  These circumstances prevent the necessary interactions and group review of Company records and files necessary to produce the Form 10-Q to allow the filing of the Form 10-Q by the original filing deadline.

Company expects that all Company personnel will return to the Company offices during the second or third week of May 2020.  Our Hong Kong office staff have transitioned to work remotely on a permanent basis.

Based on the foregoing, the Company expects to file the Form 10-Q Quarterly Report for the fiscal quarter ended March 31, 2020, on or around June 26, 2020 but no later than June 29, 2020.

By late December 2019, China advised the World Health Organization (“WHO”) of a new strain of the coronavirus had arisen in Wuhan, China and spread throughout China. From China, COVID-19 has spread by early 2020 to almost all other parts of the developed world, including Hong Kong (where the Company has offices) and the United States. On January 30, 2020, WHO declared the outbreak of COVID-19 a “Public Health Emergency of International Concern,” and then, on March 11, 2020, declared the COVID-19 outbreak as a global “pandemic”.

Risk Factor. The current outbreak of COVID-19 could have a material and adverse effect on our business operations. These could include disruptions or restrictions on our ability to travel or to distribute our products, as well as temporary closures of our facilities or the facilities of our product suppliers or customers. Any disruption or delay of our product suppliers or customers would likely impact our sales and operating results.  Since our products are made in China and Hong Kong (which suffered disruptions in business for the last quarter of 2019 and the first quarter of 2020), COVID-19 disruptions suffered by our Chinese original equipment manufacturers (“Chinese OEM’s”) and our Hong Kong offices during this period may adversely impact development and production of Company’s products in 2020.  Our Hong Kong offices are involved in development and production of our products by Chinese OEM’s.
COVID-19 has resulted in a widespread health crisis that has significantly, adversely affect the economies and financial markets of the U.S., China, Hong Kong  and many other countries, resulting in an economic downturn that could affect demand for our products and significantly impact our operating results. The management has been closely monitoring the impact caused by COVID-19 and we will continue to operate our business as steadily and safely as we can under the extraordinary current circumstanced.

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by the use of forward-looking terminology such as “will,” "believes," "expects," “endeavor” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Any reader of this Form 8-K report should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K report. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company's periodic reports that are filed with the SEC and available on the SEC's website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the applicable securities laws, the Company does not assume a duty to update these forward-looking statements. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. There is also uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s 2020 and 2021 operations, the demand for the Company’s products, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach
Stewart Wallach, Chief Executive Officer
Dated: May 6, 2020